UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2021

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-50912	88-0225318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Legacy Drive, Suite 400, Plano, Texas 75024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 803-5337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.

(e)

As previously disclosed in the Definitive Information Statement on Schedule 14C filed by American International Holdings Corp. (the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on August 2, 2021 (the “Information Statement”), and described in greater detail below under Item 5.07, which information is incorporated by reference into this Item 5.02 in its entirety, effective on July 30, 2021, the Majority Stockholders, pursuant to the Majority Stockholder Consent (each as defined in Item 5.07, below), approved the adoption of the American International Holdings Corp. 2021 Equity Incentive Plan (the “2021 Plan”). In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the 2021 Plan will become effective on September 13, 2021, forty days after the date the Information Statement was first made available to stockholders.

The material terms of the 2021 Plan were described in the Information Statement (under the caption “The Company’s 2021 Equity Incentive Plan“). The 2021 Plan will provide an opportunity for any employee, officer, director, or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2021 Plan is the sum of (i) 11,100,000 shares, and (ii) an annual increase on April 1st of each calendar year, beginning in 2022 and ending in 2031, in each case subject to the approval of the Board of Directors or the compensation committee of the Company (if any) on or prior to the applicable date, equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) 10,000,000 shares of common stock; and (C) such smaller number of shares as determined by the Board of Directors or compensation committee of the of the Company (if any)(the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the compensation committee (if any) does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 90,000,000 incentive stock options may be granted pursuant to the terms of the 2021 Plan.

The above description of the 2021 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Plan, which is attached as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As disclosed in greater detail in the Information Statement, effective on July 30, 2021, Cohen Enterprises, Inc, which is beneficially owned by our Chief Executive Officer and director, Jacob D. Cohen and Mr. Cohen directly, the holders of 22,500,000 shares of the Company’s common stock, representing 29.4% of the outstanding shares of the Company’s common stock as of such date, and holders of one (1) share of the Company’s Series A Preferred Stock, representing 114,794,490 voting shares as of such date (collectively, the “Majority Stockholders”), representing an aggregate of 137,294,490 total voting shares or 71.8% of the 191,324,150 total voting shares as of such date, executed a written consent in lieu of the fiscal 2021 annual meeting of stockholders (the “Majority Stockholder Consent”), approving the following matters, which had previously been approved by the Board of directors of the Company on July 30, 2021 (collectively, the “Corporate Actions”):

●	the appointment of Jacob D. Cohen to our Board of Directors (the “Board”) to serve until the Company’s 2022 annual meeting of stockholders or until his successor is elected and qualified;

●	the adoption of the American International Holdings Corp. 2021 Equity Incentive Plan;

●	the grant of discretionary authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-two and one-for-sixty, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) July 30, 2022; and (b) the date of the Company’s 2022 annual meeting of stockholders (the “Authorized Share Increase”);

●	the appointment of M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ended December 31, 2021;

●	the approval of an advisory vote on the frequency of future advisory votes on executive compensation being held every three years (the “Frequency Vote”); and

●	the approval of an advisory vote on executive compensation (the “Say-on-Pay” vote).

The Board of Directors of the Company did not solicit proxies for the annual meeting or the vote. There were no broker non-votes, no votes were withheld, and no votes were voted against or abstained, in connection with any of the Corporate Actions described above, including, but not limited to the appointment of Mr. Cohen as a member of the Board, as only the Majority Stockholders voted. All of the shares voted pursuant to the Majority Stockholder Consent in regards to the Frequency Vote were voted to hold future votes every three years.

The Company has considered the outcome of the Frequency Vote and has determined that the Company will hold future Say-on-Pay votes once every three years until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2027 annual meeting of stockholders.

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, each of the Corporate Actions, other than the Authorized Share Increase, will become effective on September 13, 2021, forty days after the date the Information Statement was made available to stockholders. The Authorized Share Increase will become effective upon the filing of the Articles of Incorporation with the Secretary of State of Nevada, if or when approved by the Board of Directors. Our Board retains the authority to abandon the Authorized Share Increase for any reason at any time prior to the effective date of the Authorized Share Increase.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1*	American International Holdings Corp. 2021 Equity Incentive Plan

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL HOLDINGS CORP.

Dated: August 4, 2021	By:	/s/ Jacob D. Cohen
	Name:	Jacob D. Cohen
Chief Executive Officer